Exhibit 23.1

Consent of Independent Registered Certified Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement (Form S-8

No. 333-36693)
pertaining to the Capital City Bank Group, Inc. 401(k) Plan of

our report dated June 25, 2021, with
respect to the financial statements and schedule of the Capital City

Bank Group, Inc. 401(k) Plan included
in this Annual Report (Form 11-K) for the year ended December 31, 2020.

/s/ Ernst & Young LLP

Tallahassee,

Florida
June 25, 2021